UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

date of Report (Date of earliest event reported): October 31, 2019

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MRC Global inc.

(Exact name of registrant as specified in its charter)

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Identification Number)
Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
Fulbright Tower, 1301 McKinney Street, Suite 2300 Houston, Texas 77010 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The sole purpose of this amendment to the Current Report on Form 8-K/A (the “Form 8-K/A) filed by MRC Global Inc. (the “Company”) with the Securities and Exchange Commission on October 31, 2019 (the “Form 8-K”), is to add Inline eXtensible Business Reporting Language (“XBRL”) tagging to the cover page of this Form 8-K/A and to furnish Exhibit 104 to this Form 8-K/A relating to the same. All other information in the Form 8-K remains unchanged.

Item 2.02Results of Operations and Financial Condition

On October 31, 2019, MRC Global Inc. (“MRC Global” or the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01Regulation FD Disclosure.

Guidance Update

MRC Global expects the following results with respect to the operations and performance of the Company for the 2019 fiscal year:

•Historically, the Company’s fourth quarter revenue experiences a seasonal, sequential decline in the 5% - 10% range. The Company expects that fourth quarter 2019 revenue will decline at the high end of that range or greater as compared to the third quarter of 2019 considering the focus on capital discipline by our customers and exhaustion of capital spending budgets.

•The Company expects the headcount reductions implemented in the third quarter of 2019 to result in a $12 million annual reduction in selling, general and administrative expense.

•The Company expects to generate at least $200 million of cash from operations for the full year 2019.

The above information, as well as information contained in Exhibit 99.1 referenced under Item 9.01 below, contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expects,” “expected,” “believes,” “looking forward,” “guidance” and similar expressions are intended to identify forward-looking statements.

Statements about the Company’s business, including its strategy, its industry, the Company’s future profitability, the Company’s expectations regarding its sales, including (without limitation) sales to utility customers, sales through e-commerce, sales from services provided by the Company’s Midstream Valve & Engineering Center and sales of valves, cash from operations, savings from cost reductions, achievement of working capital targets, net leverage and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the Company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.

These risks and uncertainties also include (among others) decreases in oil and natural gas prices; decreases in oil and natural gas industry expenditure levels, which may result from decreased oil and natural gas prices or other factors; increased usage of alternative fuels, which may negatively affect oil and natural gas industry expenditure levels; U.S. and international general economic conditions; the Company’s ability to compete successfully with other companies in MRC Global’s industry; the risk that manufacturers of the products the Company distributes will sell a substantial amount of goods directly to end users in the industry sectors the Company serves; unexpected supply shortages; cost increases by the Company’s suppliers; the Company’s lack of long-term contracts with most of its suppliers; suppliers’ price reductions of products that the Company sells, which could cause the value of the Company’s inventory to decline; decreases in steel prices, which could significantly lower MRC Global’s profit; increases in steel prices, which the Company may be unable to pass along to its customers which could significantly lower its profit; the Company’s lack of long-term contracts with many of its customers and the Company’s lack of contracts with customers that require minimum purchase volumes;

changes in the Company’s customer and product mix; risks related to the Company’s customers’ creditworthiness; the success of the Company’s acquisition strategies; the potential adverse effects associated with integrating acquisitions into the Company’s business and whether these acquisitions will yield their intended benefits; the Company’s significant indebtedness; the dependence on the Company’s subsidiaries for cash to meet its debt obligations; changes in the Company’s credit profile; a decline in demand for certain of the products the Company distributes if import restrictions on these products are lifted; environmental, health and safety laws and regulations and the interpretation or implementation thereof; the sufficiency of the Company’s insurance policies to cover losses, including liabilities arising from litigation; product liability claims against the Company; pending or future asbestos-related claims against the Company; the potential loss of key personnel; interruption in the proper functioning of the Company’s information systems and the occurrence of cyber security incidents; loss of third-party transportation providers; potential inability to obtain necessary capital; risks related to adverse weather events or natural disasters; impairment of our goodwill or other intangible assets; adverse changes in political or economic conditions in the countries in which the Company operates; exposure to U.S. and international laws and regulations, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act and other economic sanction programs; risks associated with international stability and geopolitical developments; risks relating to ongoing evaluations of internal controls required by Section 404 of the Sarbanes-Oxley Act; risks related to the Company’s intention not to pay dividends; and risks arising from compliance with and changes in laws and regulations in the countries in which we operate, including (among others) changes in tax law, tax rates and interpretation in tax laws, changes in trade and other treaties that lead to differing tariffs and trade rules, the expansion of currency exchange controls, export controls or additional restrictions on doing business in countries subject to sanctions in which we operate or intend to operate. In addition, the Company’s intention to continue to repurchase shares of the Company’s common stock is also subject to the trading price of the stock being at prices that the Company believes are favorable to stockholders and to the Company’s debt and liquidity levels being at levels the Company deems sufficient to repurchase shares. In addition, the Company’s expectations of sales from contract awards are subject to completion of the award through agreement of final terms and conditions of the award in a final and binding executed contract.

For a discussion of key risk factors, please see the risk factors disclosed in the Company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the Company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the Company’s forward-looking statements. Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced under Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Earnings Presentation

On October 31, 2019, MRC Global Inc. announced its financial results for the three and nine months ended September 30, 2019. In conjunction with this release, the Company issued a presentation summarizing the highlights of the financial results (the “Earnings Presentation”).  A copy of the Earnings Presentation is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information contained in the Earnings Presentation is summary information that should be considered in the context of MRC Global’s filings with the Securities and Exchange Commission and other public announcements that MRC Global may make by press release or otherwise from time to time. The Earnings Presentation speaks as of the date of this Current Report on Form 8-K. While MRC Global may elect to update the Earnings Presentation in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, MRC Global specifically disclaims any obligation to do so. The Earnings Presentation will also be posted in the Investor Relations section of MRC Global’s website,  http://www.mrcglobal.com.

The information referenced under Item 7.01 (including Exhibit 99.2 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.2 referenced under Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of MRC Global Inc. dated October 31, 2019*

99.2	Earnings Presentation of MRC Global Inc. dated October 31, 2019*
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K/A are imbedded within the Inline XBRL document

*Previously filed

INDEX TO EXHIBITS

re

Exhibit No.	Description

99.1	Press release dated October 31, 2019
99.2	Earnings Presentation dated October 31, 2019
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K/A are imbedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2019

MRC GLOBAL Inc.

By:	/s/ James E. Braun
James E. Braun
Executive Vice President and Chief Financial Officer